EXHIBIT 31

                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES OXLEY ACT OF 2002


We, Richard Stelnick and Robert Miragliotta, certify that:

     1. We have reviewed this amendment to the annual report on Form 10-KSB/A1 of V- Formation, Inc.(the "Registrant" or the "Company");

     2. Based on our knowledge, this amendment to the annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amendment to the annual report;

     3. Based on our knowledge, the financial statements, and other financial information included in this amendment to the annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this amendment to the annual report;

     4.   We  are  responsible  for  establishing  and  maintaining   disclosure
          controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Registrant and have;

          a. designed such disclosure controls and procedures to ensure that material information relating to the Registrant is made known to me/us by others within those entities, particularly during the period in which this amendment to the annual report is being prepared;

          b. evaluated the effectiveness of the Registrant's disclosure controls and procedures as of a date within ninety (90) days of the filing date of this amendment to the annual report (the "Evaluation Date"); and

          c. presented in this amendment to the annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. We have disclosed, based on our most recent evaluation, to the Registrant's auditors and the Audit Committee of the Registrant's Board of Directors (or persons performing the equivalent function):



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          a.   all  significant  deficiencies  in the  design  or  operation  of internal controls which could adversely affect the Registrant's ability to record, process, summarize and report financial data and have identified for the Registrant's auditors any material weakness in internal controls; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

     6. We have indicated in this amendment to the annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Dated: December 15, 2003                       s/ Richard Stelnick
                                               ---------------------------------
                                               Chief Executive Officer

Dated: December 15, 2003                       s/ Robert Miragliotta
                                               ---------------------------------
                                               Chief Financial Officer